WT MUTUAL FUND
Wilmington Small-Cap Strategy Fund
(Formerly, Wilmington Multi-Manager Small-Cap Fund)
Supplement Dated December 31, 2008
to the Institutional and A Shares Prospectuses
Dated November 1, 2008
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Large-Cap Fund, the Wilmington Multi-Manager Small-Cap Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund dated November 1, 2008, and should be read in conjunction with those Prospectuses.
Wilmington Multi-Manager Small-Cap Fund Investment Strategy and Name Change
Upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved a revised investment strategy for the Small-Cap Fund. The name of the Small Cap Fund has been changed to the “Wilmington Small-Cap Strategy Fund” (the “Small-Cap Strategy Fund”) to reflect the revised investment strategy. In connection with these changes, RSMC has contractually agreed to waive, at least through October 31, 2009, its investment advisory fee or reimburse for other expenses to the extent that the Small-Cap Strategy Fund’s “Total Annual Fund Operating Expenses”, excluding class-specific expenses, exceed 0.25%.
Under the revised investment strategy, RSMC and Wilmington Trust Investment Management, LLC (“WTIM”), as investment adviser and sub-adviser, respectively, will continue to manage the assets of the Small-Cap Strategy Fund. RSMC will determine the tactical allocation of the Fund’s assets between growth and value stocks. Currently, weightings reflect an allocation to growth and value stocks, but future weightings could be based upon a variety of other quantitative or qualitative factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.
Once RSMC determines the tactical weightings, WTIM uses a quantitative approach to build a portfolio in accordance with RSMC’s allocation instructions. WTIM will invest in a representative sample of securities which are included in the Small-Cap Strategy Fund’s benchmark index or another index of small-capitalization companies, weighted to reflect RSMC’s growth and value tactical allocations.
The performance of WTIM’s portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s tactical allocations between growth and value styles or other factors. The returns for each of the growth and value portions of the portfolio are intended to correlate closely with the return of the corresponding growth and value components of the benchmark index by holding a portion of the stocks represented in the index using quantitative models developed by WTIM. WTIM utilizes these same models to rebalance the portfolio and to make sell decisions. Notwithstanding these strategies, there is no assurance that WTIM’s investment performance will equal or approximate that of the benchmark index.
In connection with the approval of the revised investment strategy, the Board approved the termination of Systematic Financial Management L.P. (“Systematic”) and TAMRO Capital Partners LLC (“TAMRO”) as sub-advisers to the Small-Cap Fund.

In connection with the implementation of the changes set forth above, the Prospectuses are revised as follows:
•	All references in the Prospectuses to “Wilmington Multi-Manager Small-Cap Fund” and “Small-Cap Fund” are hereby deleted and replaced with “Wilmington Small-Cap Strategy Fund” and “Small-Cap Strategy Fund,” respectively.
•	Information in the Prospectuses regarding Systematic’s and TAMRO’s management of assets of the Small- Cap Strategy Fund is deleted.

•	On page 14 of each of the Prospectuses, the columns captioned “Small-Cap Fund” in the “Annual Fund Operating Expenses” table are deleted in their entirety and replaced with the corresponding columns set forth below:

	Institutional Shares	A Shares
	Prospectus	Prospectus
	Small-Cap	Small-Cap
	Strategy Fund	Strategy Fund
Management fees	0.60%	0.60%
Distribution (Rule 12b-1) fees	None	0.25%
Other expenses	1.06%	1.06%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.67%	1.92%
Waivers/Reimbursements	(1.41)%[3,4]	(1.41)%[3,4]
Net expenses	0.26%[3,4]	0.51%[3,4]
•	On page 14 of each of the Prospectuses, footnote 3 to the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:
[3]	RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that “Total annual Fund operating expenses” for the Large-Cap Fund and Small-Cap Strategy Fund, excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund fees and expenses,” exceed 1.00% through June 30, 2013 and 0.25% through October 31, 2009, respectively. These contractual fee waiver arrangements will remain in place unless the Board of Trustees approves their earlier termination.
•	On page 15 of each of the Prospectuses, the rows captioned “Small-Cap Fund” in the expense example table are deleted in their entirety and replaced with the corresponding rows set forth below:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares Prospectus
Small Cap Strategy Fund	$27	$388	$774	$1,858
A Shares Prospectus
Small-Cap Strategy Fund	$400	$800	$1,224	$2,404
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE